Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The SCO Group, Inc. (the “Company”) on Form 10-Q, for the quarter ended April 30, 2003, the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each of our knowledge:

1.                                       The quarterly report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Darl McBride
Darl McBride
President and Chief Executive Officer

Date:	June 13, 2003